UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue, Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On May 20, 2026, Intuit Inc. (the "Company") announced its financial results for the fiscal quarter ended April 30, 2026 and provided forward-looking guidance. A copy of the press release is attached to this Report as Exhibit 99.01.
The information in this Item 2.02 and Exhibit 99.01 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.
On May 20, 2026, the Company announced a plan (the “Plan”) to simplify its organizational structure and become a faster, leaner, more focused company. As part of the Plan, the Company will reduce its full-time workforce by approximately 17% and is considering the closure of certain of its sites in service to growing technology teams and capabilities in strategic locations.
The Company estimates that it will incur approximately $300 million to $340 million in charges in connection with the Plan, primarily in its fourth fiscal quarter ending July 31, 2026. The Company expects these charges to consist primarily of future cash expenditures related to severance payments and employee benefits. The Company expects substantially all of the actions associated with the Plan to be completed by its first fiscal quarter ending October 31, 2026, subject to local law and consultation requirements.
The estimate of the charges that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. In addition, the Company may incur other charges not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Plan.
ITEM 7.01 REGULATION FD DISCLOSURE.
On May 20, 2026, Sasan Goodarzi, the Company’s Chairman and Chief Executive Officer, sent an email to the Company’s employees regarding the Plan. A copy of this email is attached to this Current Report on Form 8-K as Exhibit 99.02 and is incorporated herein by reference.
The information in this Item 7.01 and Exhibit 99.02 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
ITEM 8.01 OTHER EVENTS.
On May 20, 2026, the Company also announced that the Board approved a cash dividend of $1.20 per share. The cash dividend will be paid on July 17, 2026 to shareholders of record as of the close of business on July 9, 2026. Future declarations of dividends and the establishment of future record dates and payment dates are subject to the final determination of the Board. A copy of the press release announcing the cash dividend is furnished as Exhibit 99.01 to this Report.
Forward-looking statements
This report contains forward-looking statements, including expectations regarding the impact of the Plan on the Company’s results of operations and workforce and the amount and timing of the costs related to the Plan. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company’s actual results to differ materially from the expectations expressed in the forward-looking statements. These risks and uncertainties may be amplified by the effects of global developments and conditions or events, including macroeconomic uncertainty and geopolitical conditions, which have caused significant global economic instability and uncertainty. Given these risks and uncertainties, persons regarding this communication are cautioned not to place any undue reliance on such forward-looking statements. These factors include, without limitation, the following: our ability to realize the anticipated benefits of the Plan; risks related to the preliminary nature of the estimate of the charges to be incurred in connection with the Plan, which is subject to change; risks related to any delays in the timing for implementing the Plan or potential disruptions to our business or operations as we execute on the Plan; our ability to compete successfully; potential governmental encroachment in our tax business; our ability to develop, deploy, and use artificial intelligence in our platform and offerings; our ability to adapt to technological change and to successfully extend our platform; our ability to predict consumer behavior; our ability to anticipate and solve new and existing customer problems; our reliance on intellectual property; our ability to protect our intellectual property rights; any harm to our reputation; risks associated with our environmental, social, and governance efforts; risks associated with acquisition and divestiture activity; the issuance of equity or incurrence of debt to fund acquisitions or for general business purposes; cybersecurity incidents (including those affecting the third parties we rely on); customer or regulator concerns about privacy and cybersecurity incidents; fraudulent activities by third parties, including through the use of AI; our failure to process transactions effectively; interruption or failure of our information technology; our ability to develop and maintain critical third-party business relationships; our ability to attract and retain talent and the success of our hybrid work model; our ability to effectively develop and deploy AI in our offerings; any deficiency in the quality or accuracy of our offerings (including the advice given by experts on our platform); any delays in product launches; difficulties in processing or filing customer tax submissions; risks associated with international operations; risks associated with climate change; changes to, and evolving interpretations of public policy, laws, or regulations affecting our businesses; allegations of legal claims and legal proceedings in which we are involved; fluctuations in the results of our tax business due to seasonality and other factors beyond our control; changes in tax rates and tax reform legislation; global economic conditions (including, without limitation, inflation); exposure to credit, counterparty, and other risks in providing capital to businesses; amortization of acquired intangible assets and impairment charges; our ability to repay or otherwise comply with the terms of our outstanding debt; our ability to repurchase shares or distribute dividends; volatility of our stock price; and our ability to successfully market our offerings.
More details about these and other risks that may impact our business are included in our Form 10-K for fiscal 2025 and in our other SEC filings. You can locate these reports through our website at http://investors.intuit.com. Forward-looking statements represent the judgment of the management of Intuit as of the date of this presentation. Except as required by law, we do not undertake any duty to update any forward-looking statement or other information in this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.01	Press release issued on May 20, 2026 reporting financial results for the quarter ended April 30, 2026 and announcing the cash dividend.*
99.02	Email to Intuit employees from Sasan Goodarzi, Chairman and Chief Executive Officer, dated May 20, 2026.*
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 20, 2026	INTUIT INC.

		By:	/s/ Sandeep S. Aujla
Sandeep S. Aujla
Executive Vice President and Chief Financial Officer